UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 29, 2010

THE MCGRAW-HILL COMPANIES, INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-1023	13-1026995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, New York, New York 10020

(Address of Principal Executive Offices) (Zip Code)

(212) 512-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a regular meeting of the Board of Directors of The McGraw-Hill Companies, Inc. (the “Company”) held on October 29, 2010, the Board of Directors, acting upon the recommendation of its Nominating and Corporate Governance Committee, adopted amendments to certain provisions of the Company’s By-Laws. The amended By-Laws (1) more clearly define the respective roles of Chairman of the Board, Presiding Director and Chief Executive Officer (Articles II and IV); (2) provide flexibility in scheduling meetings of the Board of Directors by eliminating the requirement to hold regular monthly meetings (Article II, Section 5); and (3) update and clarify certain existing provisions, including changes to make the provisions gender neutral (Articles I, IA, II, IV, V and VIII).

Item 9.01	Financial Statements and Exhibits.

(3)	By-Laws of Registrant, as amended through October 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MCGRAW-HILL COMPANIES, INC.

By:	/s/ Kenneth M. Vittor
Kenneth M. Vittor Executive Vice President and General Counsel

Dated: October 29, 2010

INDEX TO EXHIBITS

Exhibit Number

(3)	By-Laws of Registrant, as amended through October 29, 2010.